UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

10368 West Centennial Road Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(303) 973-9311
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2016, Jason Bohrer, 45, was appointed as Senior Vice President, Operations of CPI Card Group Inc. (the “Company”). Prior to joining the Company, Mr. Bohrer spent 13 years in roles of increasing responsibility at HID Global, a provider of access control and secure identity solutions, most recently serving as VP — Global Operations from January 2015 to May 2016, VP & Executive Sponsor — Americas & HQ Consolidation from January 2013 to December 2014, and Senior Vice President — Managed Services from January 2011 to December 2012.  Prior to joining HID Global, Mr. Bohrer held operations positions at Indala Corp. (formerly Motorola’s smartcard division) and Motorola, Inc.

Mr. Bohrer does not have any family relationship with any director or executive officer, or a person nominated to be a director or executive officer, of the Company. There is no transaction between Mr. Bohrer and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In consideration for his services, Mr. Bohrer will receive an initial base salary of $300,000 per year and will be eligible for a target annual bonus of 50% of his base salary based on Company and individual performance. In connection with his employment, in June 2016, Mr. Bohrer was granted 161,291 options, which vest over a four-year period.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 2, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, all seven director nominees were elected (Item 1). Additionally, the Company’s stockholders ratified the retention of KPMG LLP as the Company’s independent registered public accounting firm for 2016 (Item 2).

The following are the voting results on each matter submitted to the Company’s stockholders at the Annual Meeting. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting.

Item 1.    Election to the Company’s Board of Directors of the following 7 nominees:

	For	Against	Abstentions	Broker Non-Votes
Diane Fulton	46,918,936	3,504,004	7,399	1,983,722
Steven Montross	46,445,026	2,860,428	1,124,885	1,983,722
Douglas Pearce	46,951,031	3,470,794	8,514	1,983,722
Robert Pearce	46,931,248	3,490,777	8,314	1,983,722
Nicholas Peters	45,080,944	5,341,468	7,927	1,983,722
David Rowntree	45,077,422	5,345,253	7,664	1,983,722
Bradley Seaman	45,077,729	5,344,596	8,014	1,983,722

Item 2.    Ratification of appointment of KPMG LLP as independent registered public accounting firm:

For	Against	Abstentions
52,050,262	346,199	17,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: June 7, 2016	By:	/s/ David Brush
	Name:	David Brush
	Title:	Chief Financial Officer